Exhibit 99.1

Priority Investor Inquiries:
Chris Kettmann
chris.kettmann@dentonsglobaladvisors.com
(773) 497-7575

Priority Technology Holdings, Inc. Announces First Quarter 2023 Financial Results
Strong First Quarter Growth Driven by Performance Across Diverse Business Segments
ALPHARETTA, GA - May 11, 2023 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), the platform for unified commerce that delivers integrated payments and banking services at scale, today announced its first quarter 2023 financial results including strong quarter-over-quarter diversified revenue growth.
Highlights of Consolidated Results
First Quarter 2023, Compared with First Quarter 2022
Financial highlights of the first quarter of 2023 compared with the first quarter of 2022, are as follows:
•Revenue of $185.0 million increased 20.8% from $153.2 million.
•Adjusted gross profit (a non-GAAP measure1) of $63.1 million increased 21.8% from $51.8 million.
•Adjusted gross profit margin (a non-GAAP measure1) of 34.1% increased 30 basis points from 33.8%.
•Operating income of $16.8 million increased 55.6% from $10.8 million.
•Adjusted EBITDA (a non-GAAP measure1) of $37.6 million increased 24.1% from $30.3 million

"We once again delivered excellent results, driven by the strength of our diverse business lines, particularly our counter cyclical businesses that are positioned to benefit from higher interest rates and the current economic conditions," said Tom Priore, Chairman & CEO of Priority. "We are continuing to invest prudently in our vision for the convergence of payments and banking features that are essential to delivering a modern commerce experience for our acquiring and B2B customers, reselling and ISV partners, and long term value to our shareholders."

(1)See "Non-GAAP Financial Measures" and the reconciliations of Adjusted Gross Profit (non-GAAP),Adjusted Gross Profit Margin (non-GAAP), and Adjusted EBITDA, to their most comparable GAAP measures provided below for additional information.

Full Year 2023 Financial Guidance
Priority's outlook remains strong and we are reaffirming our full year 2023 guidance:
•Revenue forecasted to range between $740 million to $755 million, a growth rate of 12% to 14%.
•Adjusted EBITDA (a non-GAAP measure) is forecasted to range between $160 million to $165 million, a growth rate of 14% to 18%.
Conference Call
Priority's leadership will host a conference call on Thursday, May 11, 2023 at 11:00 a.m. EDT to discuss its first quarter 2023 financial results. Participants can access the call by phone in the U.S. or Canada at (833) 636-1319 or internationally at (412) 902-4286.
The Internet webcast link and accompanying slide presentation can be accessed at https://edge.media-server.com/mmc/p/mp3ggx5e and will also be posted in the "Investor Relations" section of the Company's website at www.prioritycommerce.com.

An audio replay of the call will be available shortly after the conference call until May 18, 2023 at 2:00 p.m. EDT. To listen to the audio replay, dial (877) 344-7529 or (412) 317-0088 and enter conference ID number 3738244. Alternatively, you may access the webcast replay in the "Investor Relations" section of the Company's website at www.prioritycommerce.com.

Non-GAAP Financial Measures
This communication includes certain non-GAAP financial measures that we regularly review to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. We believe these non-GAAP measures help to illustrate the underlying financial and business trends relating to our results of operations and comparability between current and prior periods. We also use these non-GAAP measures to establish and monitor operational goals. However, these non-GAAP measures are not superior to or a substitute for prominent measurements calculated in accordance with GAAP. Rather, the non-GAAP measures are meant to be a complement to understanding measures prepared in accordance with GAAP.

Adjusted Gross Profit and Adjusted Gross Profit Margin
The Company's adjusted gross profit metric represents revenues less cost of revenue (excluding depreciation and amortization). Adjusted gross profit margin is adjusted gross profit divided by revenues. We review these non-GAAP measures to evaluate our underlying profit trends. The reconciliation of adjusted gross profit to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended March 31,
	2023		2022
Revenues	$185,028		$153,239
Cost of revenue (excluding depreciation and amortization)	(121,966)		(101,480)
Adjusted gross profit	$63,062		$51,759
Adjusted gross profit margin	34.1%		33.8%
Depreciation and amortization of revenue generating assets	(2,959)	(2,449)	(2,449)
Gross profit	$60,103		$49,310
Gross profit margin	32.5%		32.2%

EBITDA and Adjusted EBITDA

EBITDA and adjusted EBITDA are performance measures. EBITDA is earnings before interest, income tax, and depreciation and amortization expenses ("EBITDA"). Adjusted EBITDA begins with EBITDA but further excludes certain non-cash costs, such as stock-based compensation and the write-off of the carrying value of investments or other assets, as well as debt extinguishment and modification expenses and other expenses and income items considered non-recurring, such as acquisition integration expenses, certain professional fees, and litigation settlements. We review the non-GAAP adjusted EBITDA measure to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions.

The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

(in thousands)	Three Months Ended March 31,
	2023	2022
Net loss	$(506)	$(333)
Interest expense	17,699	11,535
Income tax benefit	(133)	(325)
Depreciation and amortization	18,048	17,353
EBITDA	35,108	28,230
Selling, general and administrative (non-recurring)	437	310
Non-cash stock-based compensation	1,936	1,558
Other nonrecurring expense	159	225
Adjusted EBITDA	$37,640	$30,323

Further detail of certain of these adjustments, and where these items are recorded in our consolidated statements of operations, is provided below:

(in thousands)	Three Months Ended March 31,
	2023	2022
Selling, general and administrative expenses (non-recurring):
Certain legal fees	$376	$164
Professional, accounting and consulting fees	61	146
	$437	$310
Priority does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. For example, stock-based compensation expense would be difficult to estimate because it depends on the Company's future hiring and retention needs, as well as the future fair market value of the Company's common stock, all of which are difficult to predict and subject to constant change. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company's outlook.

About Priority Technology Holdings, Inc.
Priority is a payments technology company that leverages a purpose-built platform to enable clients to collect, store and send money, operating at scale. Priority helps its customers take and make payments while managing business and consumer operating accounts to monetize payment networks. Priority's tailored, agile technology powers high-value payments products bolstered by industry-leading personalized support, and delivers value to its partners by leveraging its payments and embedded finance technology to deliver solutions that power modern commerce. The Company's approach is simple – Priority handles the complexities of payments and embedded finance to free its partners to focus on their core business objectives. Priority's solutions are offered via API or proprietary applications with nationwide money transmission licenses, providing end-to-end operational support including automated risk management and underwriting, full compliance and industry leading customer service. Additional information can be found at www.prioritycommerce.com.
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "projects," "targeting," "potential" or "contingent," "guidance," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, our 2023 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.
We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 23, 2023. These filings are available online at www.sec.gov or www.prioritycommerce.com.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Operations

(in thousands, except per share amounts)	Three Months Ended March 31,
	2023	2022
Revenues	$185,028	$153,239
Operating expenses
Cost of revenue (excludes depreciation and amortization)	121,966	101,480
Salary and employee benefits	19,048	16,077
Depreciation and amortization	18,048	17,353
Selling, general and administrative	9,118	7,503
Total operating expenses	168,180	142,413
Operating income	16,848	10,826
Other (expense) income
Interest expense	(17,699)	(11,535)
Other income, net	212	51
Total other expense, net	(17,487)	(11,484)
Loss before income taxes	(639)	(658)
Income tax benefit	(133)	(325)
Net loss	(506)	(333)
Less: Dividends and accretion attributable to redeemable senior preferred stockholders	(11,295)	(8,400)
Loss attributable to common stockholders	$(11,801)	$(8,733)
Other comprehensive income (loss)
Foreign currency translation adjustments	24	—
Comprehensive loss	$(11,777)	$(8,733)

Loss per common share:
Basic	$(0.15)	$(0.11)
Diluted	$(0.15)	$(0.11)

Weighted-average common shares outstanding:
Basic and diluted	78,133	78,597
Diluted	78,133	78,597

Priority Technology Holdings, Inc.
Unaudited Consolidated Balance Sheets

(in thousands)
	March 31, 2023	December 31, 2022
Assets
Current assets:
Cash and cash equivalents	$15,882	$18,454
Restricted cash	11,012	10,582
Accounts receivable, net of allowances	78,042	78,113
Prepaid expenses and other current assets	10,443	11,832
Current portion of notes receivable	1,581	1,471
Settlement assets and customer/subscriber account balances	612,146	532,018
Total current assets	729,106	652,470
Notes receivable, less current portion	3,066	3,191
Property, equipment and software, net	36,976	34,687
Goodwill	368,740	369,337
Intangible assets, net	277,478	288,794
Deferred income taxes, net	22,163	16,447
Other noncurrent assets	8,456	8,437
Total assets	$1,445,985	1,373,363
Liabilities, Redeemable Senior Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable and accrued expenses	$57,110	$51,864
Accrued residual commissions	41,049	35,979
Customer deposits and advance payments	2,868	2,618
Current portion of long-term debt	6,200	6,200
Settlement and customer/subscriber account obligations	612,953	533,340
Total current liabilities	720,180	630,001
Long-term debt, net of current portion, discounts and debt issuance costs	592,279	598,926
Other noncurrent liabilities	11,857	11,643
Total noncurrent liabilities	604,136	610,569
Total liabilities	1,324,316	1,240,570
Redeemable senior preferred stock	235,439	235,579
Stockholders' deficit:
Preferred stock	—	—
Common stock	76	76
Treasury stock, at cost	(12,336)	(11,559)
Additional paid-in capital	328	9,650
Accumulated other comprehensive income	24	—
Accumulated deficit	(102,714)	(102,208)
Total stockholders' deficit attributable to stockholders of PRTH	(114,622)	(104,041)
Non-controlling interest	852	1,255
Total stockholders' deficit	(113,770)	(102,786)
Total liabilities, redeemable senior preferred stock and stockholders' deficit	$1,445,985	$1,373,363

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Cash Flows

(in thousands)	Three Months Ended March 31,
	2023	2022
Cash flows from operating activities:
Net loss	$(506)	$(333)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization of assets	18,048	17,353
Stock-based compensation	1,936	1,558
Amortization of debt issuance costs and discounts	903	848
Deferred income tax	(5,716)	(3,227)
Change in contingent consideration	229	—
Other non-cash items, net	14	—
Change in operating assets and liabilities:
Accounts receivable	81	(14,440)
Prepaid expenses and other current assets	481	164
Income taxes (receivable) payable	8,666	2,913
Notes receivable	(163)	98
Accounts payable and other accrued liabilities	3,916	5,316
Customer deposits and advance payments	250	(13)
Other assets and liabilities, net	(462)	(624)
Net cash provided by operating activities	27,677	9,613
Cash flows from investing activities:
Additions to property, equipment and software	(5,046)	(2,370)
Notes receivable, net	178	(2,400)
Acquisitions of assets and other investing activities	(2,715)	(941)
Net cash used in investing activities	(7,583)	(5,711)
Cash flows from financing activities:
Repayments of long-term debt	(1,550)	(1,550)
Repayments of borrowings under revolving credit facility	(6,000)	(5,000)
Shares withheld for taxes on vested stock-based compensation	(777)	(156)
Dividends paid to redeemable senior preferred stockholders	(11,435)	(3,505)
Settlement and customer/subscriber accounts obligations, net	79,258	12,749
Payment of contingent consideration related to business combination	(1,959)	—
Net cash provided by financing activities	57,537	2,538
Net change in cash and cash equivalents, and restricted cash:
Net increase in cash and cash equivalents, and restricted cash	77,631	6,440
Cash and cash equivalents, and restricted cash at beginning of period	560,610	518,093
Cash and cash equivalents, and restricted cash equivalents at end of period	$638,241	$524,533

Reconciliation of cash and cash equivalents, and restricted cash:
Cash and cash equivalents	$15,882	$13,557
Restricted cash	11,012	13,588
Cash and cash equivalents included in settlement assets and customer/subscriber account balances	611,347	497,388
Total cash and cash equivalents, and restricted cash	$638,241	$524,533

Priority Technology Holdings, Inc.
Unaudited Reportable Segments' Results

(in thousands)	Three Months Ended March 31,
	2023		2022
SMB Payments:
Revenue	$154,933		$129,959
Operating expenses	142,922		117,473
Operating income	$12,011		$12,486
Operating margin	7.8%		9.6%
Depreciation and amortization	$10,846		$10,824
Key indicators:
Merchant bankcard processing dollar value	$15,220,715		$14,076,847
Merchant bankcard transaction count	163,406		145,948
B2B Payments:
Revenue	$2,786		$5,925
Operating expenses	3,635		5,516
Operating income (loss)	$(849)		$409
Operating margin	(30.5)%		6.9%
Depreciation and amortization	$125		$73
Key indicators:
B2B issuing dollar volume	$198,546		$186,380
B2B issuing transaction count	280		206
Enterprise Payments:
Revenue	$27,309		$17,355
Operating expenses	14,646		12,861
Operating income	$12,663		$4,494
Operating margin	46.4%		25.9%
Depreciation and amortization	$6,690		$6,197
Key indicators:
Average billed clients	465,219		346,394
Average new enrollments	45,948		23,441

Operating income of reportable segments	$23,825		$17,389
Less: Corporate expense	(6,977)		(6,563)
Consolidated operating income	$16,848		$10,826
Corporate depreciation and amortization	$387	$387	$259